LOGO
[Logo of Enserch Exploration appears here]

2500 CITYWEST BLVD., SUITE 1400
HOUSTON, TEXAS 77042

                              PROXY STATEMENT AND
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 19, 1997

To the Shareholders of Enserch Exploration, Inc.:

  A special meeting of the Shareholders (the "Special Meeting") of Enserch Exploration, Inc. (the "Company") will be held at Adam's Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042 at 10:00 a.m. on December 19, 1997, or at any adjournment or postponement thereof, for the following purposes:

    1. To change the Company's name to "EEX Corporation."

    2. To consider and act upon such other business as may properly come before the meeting.

  Details relating to the above matters are set forth in the attached Proxy Statement. Shareholders of record of the Company as of the close of business on November 17, 1997 will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. A complete list of the Shareholders entitled to vote at the Special Meeting will be open to the examination of any Shareholder, for any purpose germane to the Special Meeting, during ordinary business hours for a period of 10 days prior to the date of the Special Meeting at the offices of the Company at 2500 CityWest Blvd., Suite 1400, Houston, Texas 77042, and at the time and place of the Special Meeting.

  ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS
                                          LOGO
                                                T. M Hamilton
                                   Chairman, President and Chief Executive
                                                   Officer

November 19, 1997

                                PROXY STATEMENT

                           ENSERCH EXPLORATION, INC.
                        2500 CITYWEST BLVD., SUITE 1400
                             HOUSTON, TEXAS 77042
                           TELEPHONE: (713) 243-3100

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 19, 1997

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Enserch Exploration, Inc. (the "Company"), a Texas corporation, of the holders of the Company's Common Stock, $.01 par value ("Common Stock"), to be voted at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at Adam's Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042 at 10:00 a.m. on December 19, 1997, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all Shareholders of the Company on or about November 19, 1997. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast "FOR" the proposed change of the Company's name. The affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote at the Special Meeting in person or by written proxy will be required to approve the proposed amendment. UNDER APPLICABLE TEXAS LAW, IN DETERMINING WHETHER THE REQUISITE NUMBER OF AFFIRMATIVE VOTES HAS BEEN CAST, ABSTENTION AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS VOTES CAST AGAINST THE PROPOSAL.

  Any Shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

  All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. If deemed advisable by the Company, the Company may employ an outside soliciting firm in connection with the solicitation of security holders at a fee not to exceed $3,000, plus expenses. Such costs, if any, will be borne by the Company.

                                 VOTING SHARES

  The close of business on November 17, 1997 has been fixed by the Board of Directors of the Company as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Special Meeting. On the Record Date, there were outstanding 126,936,927 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting.

  A majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting, represented at the meeting in person or by written proxy, constitutes a quorum at any meeting of the Shareholders.

PROPOSAL TO CHANGE THE COMPANY'S NAME TO EEX CORPORATION

  On August 5, 1997, the Company became fully independent of its former majority shareholder, ENSERCH Corporation ("ENSERCH"), when ENSERCH's ownership in the Company was spun off to its shareholders. It is appropriate that the Company remove the reference to its former parent company from its name, thus avoiding any confusion as to its new status, and adopt a new name to reflect its image as a fully independent company. The letters "EEX" are the Company's current stock symbol on the New York Stock Exchange and have been used by the Company in certain business transactions in the past. The Board of Directors has recommended that the name of the Company be changed to EEX Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The Company is aware of the following beneficial owner, as of August 31, 1997, of more than 5% of its Common Stock:

      NAME AND ADDRESS                                NUMBER OF SHARES  PERCENT
      OF BENEFICIAL OWNER                            BENEFICIALLY OWNED OF CLASS
      -------------------                            ------------------ --------
      Wellington Management Company.................   13,056,097(1)     10.36
      75 State Street
      Boston, MA 02109

--------
(1) These common shares were reported as being beneficially owned by Wellington Management Company ("Wellington") as an investment advisor. The shares beneficially owned by Wellington include 865,000 shares with shared voting power and 13,056,097 shares with shared dispositive power.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information concerning the beneficial ownership of Common Stock of the Company by its directors and executive officers and all directors and executive officers of the Company as a group as of the Record Date:

                                                             NUMBER OF SHARES
            NAME OF DIRECTORS AND EXECUTIVE OFFICERS       BENEFICIALLY OWNED(1)
            ----------------------------------------       ---------------------
      T. M Hamilton.......................................        100,113(2)
      F. S. Addy..........................................         17,895
      B. A. Bridgewater...................................         10,912
      F. M. Lowther.......................................            -0-
      M. P. Mallardi......................................         10,000
      D. R. Henderson.....................................         85,151(2)
      R. S. Langdon.......................................         25,000
      J. Hartrick.........................................         25,000
      M. A. McAdams.......................................         48,875(2)(3)
      All directors and executive officers as a group.....        322,946

--------
(1) As of the Record Date, none of the Company's directors or executive officers, nor the directors and executive officers of the Company as a group, beneficially owned as much as 1% of the outstanding shares of the Common Stock.
(2) Includes shares held in the Company's Employee Stock Purchase and Savings Plan by Messrs. Hamilton (113 shares), Henderson (151 shares) and McAdams (6,986 shares).
(3) Includes 13,750 shares with respect to which Mr. McAdams has the right, as of the Record Date, to acquire beneficial ownership through the exercise of stock options within sixty days from the Record Date.

CHANGE OF CONTROL

  Prior to August 5, 1997, the Company was a wholly owned subsidiary of ENSERCH. On August 5, 1997, ENSERCH distributed its entire ownership interest in the Company to its shareholders, pro rata, in a tax free distribution, thus resulting in the Company becoming a publicly held company, fully independent of its previous owner.

                                OTHER BUSINESS

  Management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

  The above notice and Proxy Statement are sent by order of the Board of Directors of the Company.

                                          LOGO
                                          T. M Hamilton
                                          Chairman, President and Chief
                                           Executive Officer

November 19, 1997

PROXY                                                                      PROXY
                  [Logo of Enserch Exploration appears here]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                           ENSERCH EXPLORATION, INC.
                        TO BE HELD ON DECEMBER 19, 1997

  The undersigned hereby appoints T. M Hamilton as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Enserch Exploration, Inc. held of record by the undersigned on November 17, 1997, at the Special Meeting of Shareholders of Enserch Exploration, Inc. to be held at 10:00 a.m. on December 19, 1997, at Adam's Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042 or any adjournment or postponement thereof.

  It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN 1, BELOW.

  The undersigned hereby revokes all previous proxies relating to the shares of Common Stock covered hereby and confirms all that said Proxy may do by virtue hereof.

              ENSERCH EXPLORATION, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  /
[                                                                              ]


1.To Change the Company's Name to "EEX Corporation."

        FOR      AGAINST          ABSTAIN
        (_)        (_)              (_)


------------------------------------------------------------------------------


2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement hereof.


     Dated:                                                               , 1997
           ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Signature of Shareholder(s)

THIS PROXY MUST BE SIGNED EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER.